Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Clever Leaves Holdings Inc., a corporation organized under the laws of British Columbia, Canada (the “Company”), on Form 10-Q for the quarter ending September 30, 2023 as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company does hereby certify, pursuant to 18 U.S.C. § 1350 (section 906 of the Sarbanes-Oxley Act of 2002), that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2023	/s/ Andres Fajardo
Andres Fajardo
Chief Executive Officer

Date: November 9, 2023	/s/ Henry R. Hague, III
Henry R. Hague, III
Chief Financial Officer